UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 9, 2007

VECTOR INTERSECT SECURITY ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52247	20-3200738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Challenger Road, Ridgefield Park, NJ	07660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 708-9801

________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On July 9, 2007, the shares of common stock (the “Common Stock”) of Vector Intersect Security Acquisition Corp. (the “Company”) and the warrants to purchase Common Stock at an exercise price of $5.00 per share (the “Warrants”) underlying the units (the “Units”) sold in the Company’s initial public offering began to trade separately on a voluntary basis.  The symbols for the Common Stock, Warrants and Units are VTRQ, VTRQW, and VTRQU respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 10, 2007

VECTOR INTERSECT SECURITY ACQUISITION CORP.

By:

Name: Yaron Eitan

Title:   Chief Executive Officer

2